THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENSE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND LAWS.

Warrant to Subscribe for
300,000 shares

                      Warrant to Subscribe for Common Stock
                                       of
                                V-ONE CORPORATION

      THIS CERTIFIES that David D. Dawson ("Holder") has the right to subscribe from V-ONE Corporation, a Delaware corporation ("Corporation"), not more than 300,000 fully paid and nonassessable shares of the Corporation's Common Stock $.001 par value per share ("Common Stock"), at a price of $3.125 per share ("Exercise Price").

      The Holder of this Warrant agrees with the Corporation that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

      1. DEFINITIONS. The following capitalized terms, when used in this Warrant, shall have the following meanings:

      1.01 "Beneficiary" means an individual, trust or estate who or that, by will or the laws of descent and distribution, succeeds to the rights and obligations of the Holder under this Warrant upon the Holder's death.

      1.02  "Board" means the Board of Directors of the Corporation.

      1.03 "Cause" means, with respect to the Holder, termination for, as determined by the Board in its sole discretion, (i) dishonest or fraudulent conduct relating to the Corporation or any of its Subsidiaries or their businesses; (ii) conviction of any felony that, in the judgment of the Board, involves moral turpitude or otherwise reflects on the Corporation or any of its Subsidiaries in a significantly adverse way; or (iii) gross neglect by the Holder in the performance of his duties as an employee, or any material breach by the Holder under any employment agreement with the Corporation or any of its Subsidiaries.

      1.04 "Change in Control" means the occurrence, after the Effective Date, of any of the following events, directly or indirectly or in one or more series of transactions:

            (i) Approval of the Corporation's shareholders of a consolidation or merger of the Corporation with any Third Party, unless the Corporation is the entity surviving such merger or consolidation;

            (ii) Approval of the Corporation's shareholders of a transfer of all or substantially all of the assets of the Corporation to a Third Party or a complete liquidation or dissolution of the Corporation;

            (iii) A Third Party (other than James F. Chen and his affiliates), directly or indirectly, through one or more subsidiaries or transactions or acting in concert with one or more persons or entities:

                  (A) acquires  beneficial  ownership  of more  than 20% of the
            Voting Stock;

                  (B) acquires irrevocable proxies representing more than 20% of the Voting Stock;

                  (C) acquires any combination of beneficial ownership of Voting
            Stock and irrevocable proxies representing more than 20% of the Voting Stock;

                  (D) acquires the ability to control in any manner the election of a majority of the directors of the Corporation; or

                  (E) acquires the ability to directly or indirectly  exercise a controlling influence over the management or policies of the Corporation;

            (iv) any election has occurred of persons to the Board that causes a majority of the Board to consist of persons other than (A) persons who were members of the Board on the Effective Date and/or (B) persons who were nominated for election as members of the Board by the Board (or a committee of the Board) at a time when the majority of the Board (or of such committee) consisted of persons who were members of the Board on the Effective Date; provided, however, that any persons nominated for election by the Board (or a committee of the Board), a majority of whom are persons described in clauses (A) and/or (B), or are persons who were themselves nominated by such Board (or a committee of such Board), shall for this purpose be deemed to have been nominated by a Board composed of persons described in clause (A); or

            (v) A determination is made by the SEC or any similar agency having regulatory control over the Corporation that a change in control, as defined in the securities laws or regulations then applicable to the Corporation, has occurred.

Notwithstanding any provision contained herein, a Change in Control shall not include any of the above described events if they are the result of a Third Party's inadvertently acquiring beneficial ownership or irrevocable proxies or a combination of both for 20% or more of the Voting Stock, and the Third Party as promptly as practicable thereafter divests itself of beneficial ownership or irrevocable proxies for a sufficient number of shares so that the Third Party no longer has beneficial ownership or irrevocable proxies or a combination of both for 20% or more of the Voting Stock.

      1.05 "Disability" means any physical or mental injury or disease of a permanent nature that renders the Holder incapable of meeting the requirements of the employment or other work that the Holder performed immediately before that disability commenced. The determination of whether the Holder is disabled and when the Holder becomes disabled shall be made by the Board in its sole and absolute discretion.

      1.06 "Disability Date" means the date which is six months after the date on which the Holder is first absent from active employment or work with the Corporation or a Subsidiary due to a Disability.

      1.07  "Effective Date" means November 21, 1997.

      1.08 "Fair Market Value" of a share of Common Stock means, as of any given date, the closing sales price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is then traded or, if the Common Stock is not then traded on a national securities exchange, the closing sales price or, if none, the average of the bid and asked prices of the Common Stock on such date as reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"); provided, however, that, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; provided, further, that, if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. In the event the Common Stock is not admitted to trade on a securities exchange or quoted on Nasdaq, the Fair Market Value of a share of Common Stock as of any given date shall be as determined in good faith by the Board, which determination may be based on, among other things, the opinion of one or more independent and reputable appraisers qualified to value companies in the Corporation's line of business. Notwithstanding the foregoing, the Fair Market Value of a share of Common Stock shall never be less than par value per share.

      1.09 "Subsidiary" means a company more than 50% of the equity interests of which are beneficially owned, directly or indirectly, by the Corporation.

      1.10 "Termination of Employment" means, with respect to the Holder, the voluntary or involuntary termination of the Holder's employment with the Corporation or any of its Subsidiaries for any reason, including death, Disability, retirement or as the result of the sale or other divestiture of the Holder's employer or any similar transaction in which the Holder's employer ceases to be the Corporation or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, and whether a Termination of Employment is a result of Disability, shall be determined in each case by the Board.

      1.11 "Third Party" includes a single person or a group of persons or entities acting in concert not wholly owned directly or indirectly by the Corporation.

      1.12 "Voting Stock" means the classes of stock of the Corporation entitled to vote generally in the election of directors of the Corporation.

      2. VESTING. Subject to Section 3 hereof, this Warrant shall entitle the Holder to purchase up to 75,000 shares of Common Stock on or after November 21, 1998, and an additional 75,000 shares of Common Stock on each of November 21, 1999, 2000 and 2001; provided that this Warrant may not be exercised after November 21, 2007.

      3.    EXERCISE OF WARRANT UPON TERMINATION OF EMPLOYMENT.

      3.01  TERMINATION OF VESTED WARRANT UPON TERMINATION OF EMPLOYMENT.

            (i) IN GENERAL. Upon the Holder's Termination of Employment by the Corporation other than by reason of death or Disability, he or she may, within 90 days from the date of such Termination of Employment, exercise all or any part of this Warrant, whether or not it was exercisable on the date of Termination of Employment, but only to the extent not previously exercised, if such Termination of Employment by the Corporation is not for Cause. If such Termination of Employment by the Corporation is for Cause, or if the Termination of Employment is the result of the Holder's voluntarily terminating his employment with the Corporation or a Subsidiary (other than by reason of death or Disability), the right of the Holder to exercise this Warrant shall terminate on the date of Termination of Employment. In no event, however, may this Warrant be exercised later than November 21, 2007.

            (ii) DISABILITY. Upon the Holder's Disability Date, he or she may, within one year after the Disability Date, exercise all or a part of this Warrant, whether or not this Warrant was exercisable on the Disability Date, but only to the extent not previously exercised. In no event, however, may this Warrant be exercised later than November 21, 2007.

            (iii) DEATH. In the event of the death of the Holder while employed by the Corporation or a Subsidiary, the right of the Holder's Beneficiary to exercise this Warrant in full (whether or not all or any part of this Warrant was exercisable as of the date of death of the Holder, but only to the extent not previously exercised) shall expire upon the expiration of one year from the date of the Holder's death or on November 21, 2007, whichever is earlier.

      3.02 TERMINATION OF UNVESTED WARRANT UPON TERMINATION OF EMPLOYMENT. Except as specified in Sections 3.01 and 6.03, to the extent all or any part of this Warrant was not exercisable as of the date of Termination of Employment, the unexercisable portion of this Warrant shall expire at the date of such Termination of Employment.

      4. EXERCISE. This Warrant shall be exercisable by written notice to the Corporation, which must be received by the Secretary of the Corporation not later than 5:00 P.M. local time at the principal executive office of the Corporation on the expiration date of this Warrant. Such written notice shall set forth (a) the number of shares of Common Stock being purchased, (b) the aggregate exercise price for the shares of Common Stock being purchased, (c) the exact name as it should appear on the stock certificate(s) to be issued for the shares of Common Stock being purchased, and (d) the address to which the stock certificate(s) should be sent. The aggregate exercise price of shares of Common Stock purchased upon exercise of this Warrant shall be paid in full (a) in cash,
(b) by delivery to the  Corporation of already owned shares of Common Stock,  or
(c) in any combination of cash and already owned shares of Common Stock.

      In the event that any shares of Common Stock shall be transferred to the Corporation to satisfy all or any part of the aggregate exercise price, the part of the aggregate exercise price deemed to have been satisfied by such transfer of shares of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Corporation. The Holder may not transfer to the Corporation in satisfaction of the aggregate exercise price any fraction of a share of Common Stock, and any portion of the aggregate exercise price that would represent less than a full share of Common Stock must be paid in cash by the Holder.

      5. TAXES. The Corporation shall be entitled to withhold (or secure payment from the Holder in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to this Warrant. The Corporation may defer issuance of Common Stock under this Warrant unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Corporation or its delegate and shall be payable by the Holder at such time as the Corporation determines. The Holder shall be permitted to satisfy his or her tax or withholding obligation by (a) having cash withheld from the Holder's salary or other compensation payable by the Corporation, (b) the payment of cash by the Holder to the Corporation, (c) the payment in shares of Common Stock already owned by the Holder valued at Fair Market Value, and/or (d) the withholding from this Warrant, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such Common Stock, to satisfy such tax or withholding requirements.

      6.    CERTAIN EVENTS.

      6.01 RECAPITALIZATION. The number and kind of shares subject to this Warrant and the Exercise Price of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon this Warrant. The Board shall have the power and sole discretion to determine the nature and amount of the adjustment to be made in each case.

      6.02 SALE OR REORGANIZATION. After any reorganization, merger, or consolidation in which the Corporation is or is not the surviving entity, the Holder shall, at no additional cost, be entitled upon the exercise of this Warrant, to the extent outstanding prior to such event to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock then receivable on exercise pursuant to this Warrant, the number and class of shares of stock or other securities to which the Holder would have been entitled pursuant to the terms of the reorganization, merger, or consolidation if, at the time of such reorganization, merger, or consolidation, the Holder had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock then receivable on exercise of this Warrant. Comparable rights shall accrue to the Holder in the event of successive reorganizations, mergers, or consolidations of the character described above.

      6.03 CHANGE IN CONTROL. In the event the Holder is employed by the Corporation or a Subsidiary when a Change in Control occurs, this Warrant shall become exercisable as of the date of the Change in Control.

      6.04 EXISTENCE OF THIS WARRANT. The existence of this Warrant shall not affect the right of the Corporation or its stockholders to make or authorize any and all adjustments, recapitalizations, reclassifications, reorganizations and other changes in the Corporation's capital structure, the Corporation's business, any merger or consolidation of the Corporation, any issue of bonds, debentures or preferred stock of the Corporation, the Corporation's liquidation or dissolution, any sale or transfer of all or any part of the Corporation's assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

      7. APPLICABLE LAW. This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

      8. RESTRICTIONS ON TRANSFER. This Warrant and the Common Stock issuable on exercise hereof have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of registration or the availability of an exemption from registration under said Act and laws, and any share of Common Stock issued upon Exercise of this Warrant shall bear an appropriate legend to that effect.

      9. BENEFIT OF THIS WARRANT. Nothing in this Warrant shall be construed to confer upon any person other than the Corporation and the Holder any legal or equitably right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Corporation and the Holder.

      10. LOSS OF WARRANT. Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation, and upon surrender and cancellation or this Warrant, if mutilated, the Corporation shall execute and deliver a new Warrant of like tenor and date.

      11. NOTICE TO CORPORATION. Notice or demands pursuant to this Warrant to be given or made by the Holder of this Warrant to or on the Corporation shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Corporation, V-ONE Corporation, 20250 Century Boulevard, Germantown, MD 20874, Attention: Chief Financial Officer.

      IN WITNESS WHEREOF, the Corporation has caused this Warrant Certificate to be duly executed under its corporate seal as of the 21st day of November, 1997.


                                          V-ONE CORPORATION



                                          By: /s/ Charles Griffis
                                              ----------------------------
                                          Name:   Charles Griffis
                                          Title:  Senior Vice President

ACCEPTED AND AGREED:

/s/ David D. Dawson
------------------------
David D. Dawson
















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